                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         HOME LOAN FINANCIAL CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------
     5)   Total fee paid:
          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          -------------------------------------
     2)   Form, Schedule or Registration Statement No.:
          --------------------------------------
     3)   Filing Party:
          --------------------------------------
     4)   Date Filed:

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2001 Annual Meeting of Shareholders of Home Loan Financial Corporation (the "Company") will be held at the offices of the Company at 401 Main Street, Coshocton, Ohio, on October 9, 2001, at 4:30 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To elect five directors of the Company for terms expiring in 2002;

         2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of the Company for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 27, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                      By Order of the Board of Directors



Coshocton, Ohio                       Robert C. Hamilton
September 6, 2001                     Chairman

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home Loan Financial Corporation (the "Company") for use at the 2001 Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 401 Main Street, Coshocton, Ohio, on October 9, 2001, at 4:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by executing a later dated proxy which is received by the Company before the Proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke the Proxy.

         Each properly executed Proxy that is received prior to the Annual Meeting and is not revoked will be voted as specified or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Neal J. Caldwell, Charles H. Durmis, Robert C. Hamilton, Robert D. Mauch and Douglas L. Randles as directors of the Company for terms expiring in 2002; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe, Chizek") as the auditors of the Company for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of the Company and The Home Loan Savings Bank (the "Bank"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

         Only shareholders of record as of the close of business on August 27, 2001 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 1,677,093 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 6, 2001.

                                  VOTE REQUIRED

         Under Ohio law and the Company's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted and shares as to which the authority to vote is withheld ("non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the Proxy is signed and dated by the shareholder but no vote is specified, however, the shares held by such shareholder will be voted FOR the nominees specified on the Proxy.

         The affirmative vote of the holders of a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year. The effect of an abstention or a non-vote is the same as a vote against the ratification of the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year. If the Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified, however, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe, Chizek as the auditors of the Company for the current fiscal year.

                        OWNERSHIP OF THE COMPANY'S SHARES

         The following table sets forth certain information about the only person, other than directors and executive officers of the Company, known to the Company to own beneficially more than five percent of the outstanding common shares of the Company as of August 27, 2001:


                               Amount and Nature of            Percentage of
Name and Address               Beneficial Ownership         Shares Outstanding
----------------               --------------------         ------------------
Home Loan Financial
  Corporation Employee
  Stock Ownership Plan
1201 Broadway                              244,174 (1)            14.56%
Quincy, Illinois 62301

-------------------------

(1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Home Loan Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the participant. The Trustee has limited investment power over all ESOP shares. As of August 27, 2001, 92,092 shares had been allocated to the accounts of ESOP participants.

         The following table sets forth information about the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 27, 2001:

                                                 Amount and nature of                     Percentage of
Name and Address (1)                           Beneficial Ownership (2)                Shares Outstanding
--------------------                           ------------------------                ------------------

Neal J. Caldwell                                       43,441 (3)                            2.58%
Charles H. Durmis                                      39,441 (4)                            2.34
Robert C. Hamilton                                    101,858 (5)                            5.95
Robert D. Mauch                                        82,278 (6)                            4.89
Douglas L. Randles                                     44,045 (7)                            2.62
All directors and executive officers of
  the Company as a group (6 people)                   340,020 (8)                           19.46%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 5,000 shares as to which Mr. Caldwell shares voting and investment power, 899 shares held in the Home Loan Financial Corporation Recognition and Retention Plan (the "RRP") to be distributed to Mr. Caldwell on October 13, 2001, and 6,744 shares that may be acquired upon the exercise of options.

(4) Includes 15,000 shares as to which Mr. Durmis shares voting and investment power, 899 shares held in the RRP, to be distributed to Mr. Durmis on October 13, 2001, and 6,744 shares that may be acquired upon the exercise of options.

(5) Includes 20,300 shares as to which Mr. Hamilton shares voting and investment power, 19,347 shares allocated to Mr. Hamilton's ESOP account, 4,496 shares held in the RRP to be distributed to Mr. Hamilton on October 13, 2001, and 33,723 shares that may be acquired upon the exercise of options.

(6) Includes 550 shares as to which Mr. Mauch shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Mauch on October 13, 2001, 6,744 shares that may be acquired upon the exercise of options, and 58,186 shares held as Trustee of the RRP. The 58,186 shares held as RRP Trustee includes the shares to be distributed to directors and executive officers on October 13, 2001.

(7) Includes 16,079 shares as to which Mr. Randles shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Randles on October 13, 2001, and 6,744 shares that may be acquired upon the exercise of options.

(8) Other than the shares specifically listed in the table, includes 11,550 shares allocated to another executive officer's ESOP account, with respect to which such executive officer has voting but not investment power, 1,420 shares held in the RRP to be distributed to such executive officer on October 13, 2001, and 9,600 shares that may be acquired upon the exercise of options. The shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Code of Regulations of the Company provides for a Board of Directors consisting of five persons. The Board of Directors proposes the reelection at the Annual Meeting of the following persons for terms that will expire in 2002:


                                                                       Director of     Director of
                                                                       the Company      the Bank
NAME                    AGE (1)    POSITION(S) HELD                     SINCE (2)         SINCE
----                    -------    ----------------                     ---------         -----

Neal J. Caldwell          57       Director                              1997             1989
Charles H. Durmis         38       Director                              1997             1996
Robert C. Hamilton        58       Director, President and Chairman      1997             1982
Robert D. Mauch           50       Director                              1997             1989
Douglas L. Randles        56       Director                              1997             1992

-----------------------------

(1)      As of September 1, 2001.

(2) Each director became a director of the Company in connection with the conversion of the Bank from mutual to stock form and the formation of the Company as the holding company for the Bank.

         NEAL J. CALDWELL. Mr. Caldwell has practiced veterinary medicine in Coshocton, Ohio, since 1972 and is an owner and operator of Coshocton Veterinary Clinic.

         CHARLES H. DURMIS. Since 1994, Dr. Durmis has practiced general surgery and has maintained an office in Coshocton, Ohio. From 1990 to 1994, Dr. Durmis was a resident in general surgery at Brentwood Hospital in Warrensville Heights, Ohio.

         ROBERT C. HAMILTON. Mr. Hamilton was employed by the Bank in 1981 as the Secretary, the Treasurer and the managing officer and has served as the President of the Bank since 1983. Mr. Hamilton has worked in banking for over 40 years.

         ROBERT D. MAUCH. Mr. Mauch, a Certified Public Accountant, has provided accounting, payroll and tax counseling services through Robert D. Mauch, CPA, Inc., located in Coshocton, Ohio, since 1988.

         DOUGLAS L. RANDLES. Mr. Randles is the President of L.W. Randles Cheese, Inc., located in Warsaw, Ohio. Mr. Randles has been employed by L.W. Randles Cheese, Inc. since 1969.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for the substitute that the Board of Directors recommends.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder who is entitled to vote for directors. A nomination by a shareholder must be submitted in writing to the Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder for the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time the shares have been owned. No nominations have been submitted by shareholders for the Annual Meeting.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met six times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001. The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no Compensation Committee and the entire Board of Directors serves as a nominating committee.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Durmis, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met four times during the year ended June 30, 2001.

         The Board of Directors of the Bank has an Executive Committee, an Executive Compensation Committee, a Compensation Committee and an Audit Committee. The entire Board of Directors serves as a nominating committee.

         The Executive Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The Executive Committee has all of the authority of the Board of Directors, except for certain matters that by statute may not be delegated by the Board of Directors. The Executive Committee meets regularly before each meeting of the Board of Directors and may act in those cases where it is not feasible to convene a special meeting of the full Board of Directors. The Executive Committee met twelve times during the year ended June 30, 2001.

         The Executive Compensation Committee is comprised of Mr. Caldwell, Mr. Durmis, Mr. Mauch and Mr. Randles. The Executive Compensation Committee determines the compensation of Mr. Hamilton. The Executive Compensation Committee met once during the year ended June 30, 2001.

         The Compensation Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The function of the Compensation Committee is to determine compensation for the Bank's employees, other than Mr. Hamilton, and to make decisions regarding employee benefits and related matters. The Compensation Committee met once during the year ended June 30, 2001.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Durmis, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met once during the year ended June 30, 2001.


                               EXECUTIVE OFFICERS

         Mr. Hamilton is the President and Chief Executive Officer of the Company. Preston W. Bair serves as the Secretary, the Treasurer and the Chief Financial Officer of the Company. Mr. Bair has served as Secretary and Treasurer of the Bank since 1994. Prior to 1994, Mr. Bair, a Certified Public Accountant, was a shareholder of Brott Mardis & Co., an accounting firm located in Akron, Ohio.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Bank to Robert C. Hamilton, the President of the Company and the Bank, for the fiscal years ended June 30, 2001, 2000 and 1999. No other executive officer of the Company earned salary and bonus in excess of $100,000 during fiscal 2001.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                 Annual Compensation (1)                  Long-Term Compensation
                               -------------------------     -----------------------------------------------
                                                                           Awards                   Payouts
---------------------------------------------------------------------------------------------------------------------------
Name and principal   Year      Salary ($)    Bonus ($)(2)     Restricted        Securities          LTIP       All other
position                                                     stock awards   underlying options     payoffs    compensation
                                                                  ($)                (#)              ($)          ($)
---------------------------------------------------------------------------------------------------------------------------
Robert C. Hamilton   2001        $172,000 (3)  $85,000                 -               -                 -      $30,399 (4)
  President          2000         169,500 (3)   82,500                 -               -                 -       33,882 (4)
                     1999         167,000 (3)   82,500           262,815 (5)      56,206                 -       49,879 (4)
---------------------------------------------------------------------------------------------------------------------------

(1) Does not include amounts attributable to miscellaneous benefits. The cost to the Bank of providing such miscellaneous benefits was less than 10% of Mr. Hamilton's total salary and bonus.

(2) Consists of payments pursuant to the Profit Sharing Plan (hereinafter defined).

(3)      Includes directors' fees of $2,000.

(Footnotes continued on next page)

(4)      Consists of the contribution to Mr. Hamilton's ESOP account.

(5) On October 13, 1998, Mr. Hamilton was awarded 22,482 common shares pursuant to the RRP. The award becomes earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning October 13, 1999, assuming continued employment with, or service on the Board of Directors of, the Company or the Bank. On October 13, 1998, the market price of the shares awarded to Mr. Hamilton, determined based on the last trade price for the Company's shares on the Nasdaq SmallCap Market ("Nasdaq") on such date, was $11.69 per share, and the aggregate market value of such shares was $262,815. At June 30, 2001, the market price for a Company share was $9.85, as reported by Nasdaq, and the aggregate market value of the shares awarded to Mr. Hamilton was $221,448. In addition, dividends, the return of capital and other distributions on such shares and earnings thereon will be distributed to Mr. Hamilton according to the vesting schedule.

EMPLOYMENT AGREEMENT

         The Bank has an employment agreement with Robert C. Hamilton (the "Employment Agreement"). The Employment Agreement provides for a term of three years, a salary of not less than $170,000 and performance reviews by the Board of Directors not less often than annually, at which time the Employment Agreement may be extended for a period of one year. The Employment Agreement was extended January 1, 2001. The Employment Agreement also provides for the inclusion of Mr. Hamilton in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with the Bank's prevailing policies.

         The Employment Agreement is terminable by the Bank at any time. In the event of termination by the Bank for "just cause," as defined in the Employment Agreement, Mr. Hamilton will have no right to receive any compensation or other benefits pursuant to the Employment Agreement for any period after such termination. In the event of termination by the Bank other than for just cause or in connection with a "change of control," as defined in the Employment Agreement, Mr. Hamilton will be entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Hamilton becomes employed full-time by another employer.

         Under certain conditions set forth in the Employment Agreement, if Mr. Hamilton's employment is terminated within one year of a "change of control," he will be entitled to payment of an amount equal to three times his base salary immediately preceding the termination of his employment. In addition, Mr. Hamilton will be entitled to continued coverage under the Bank's benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum that Mr. Hamilton may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended.

PENSION PLAN

         Effective September 1, 2000, the Bank terminated its defined benefit pension plan that was administered by the Financial Institutions Retirement Fund (the "Pension Plan"). Upon retirement, employees who were vested participants in the Pension Plan prior to its termination are entitled to annual benefits equal to 1% multiplied by the number of years for which the employee was a participant in the Pension Plan, not to exceed 25 years, multiplied by the average of the highest five consecutive years of the participant's annual salary.

         The Bank's cost related to the Pension Plan is determined annually according to actuarial computations. The Bank recognizes pension expense equal to contributions made to the Pension Plan. Contributions of $5,040 and $17,888 were made for the years ended June 30, 2001 and 2000. No contribution was required in the year ended June 30, 1999.

PROFIT SHARING PLAN

         The Bank has a non-qualified profit sharing plan covering officers of the Bank (the "Profit Sharing Plan"). Up to 10% of pretax income, excluding nonrecurring items and extraordinary gains or losses not related to operations and before deductions of awards under the Profit Sharing Plan, will be contributed by the Bank annually, if a specified return on assets is achieved for the year. The total contribution is allocated to the Bank's officers based upon percentages established by the Board of Directors.

STOCK OPTION PLAN

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders approved the Stock Option Plan. The Board of Directors of the Company reserved 224,850 common shares for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of the Company and the Bank from time to time under the Stock Option Plan. Options to purchase 180,170 common shares of the Company have been awarded under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Hamilton at June 30, 2001:

                                        Aggregated option exercises in last fiscal year and fiscal year-end values
                                ------------------------------------------------------------------------------------------
                                                            Number of securities underlying        Value of unexercised
                             Shares                             unexercised options at           In-the-money options at
                           acquired on        Value                     6/30/01                       6/30/01 ($)(1)
NAME                       exercise (#)      realized          exercisable/unexercisable        exercisable/unexercisable
----                       ------------      --------          -------------------------        -------------------------
Robert C. Hamilton             -0-             N/A                   33,723/22,483                   $72,842/$48,563

-------------------------

(1) The value of the options was determined by multiplying the number of "in the money" options by the difference between the $7.69 option exercise price and the fair market value of a share of the Company's stock, which was $9.85 on June 30, 2001, based on the closing bid price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN AND TRUST

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders of the Company approved the RRP. With funds contributed by the Bank, the RRP has purchased 89,930 shares of the Company. As of June 30, 2001, a total of 76,866 shares have been awarded to directors, executive officers, and employees of the Company and the Bank. The awards have a five year vesting schedule.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company established the ESOP for the benefit of employees of the Company and its subsidiaries, including the Bank, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. The ESOP purchased 179,860 common shares of the Company in connection with the mutual to stock conversion of the Bank. The purchase price was financed with a loan from the Company to the ESOP. As the loan is repaid, shares are allocated to the accounts of participating employees pro rata on the basis of compensation. As of August 27, 2001, 92,092 of the common shares held in the ESOP Trust had been allocated to the accounts of participants.

DIRECTOR COMPENSATION

         Each director of the Company receives $2,000 per year in fees. Each director of the Bank, except Mr. Hamilton, receives a retainer of $10,800 per year and $500 for each full Board of Directors meeting attended. Members of the Bank's Executive Committee receive $250 for each Executive Committee meeting attended.

CERTAIN TRANSACTIONS WITH THE BANK

         The Bank makes loans to executive officers and directors of the Bank in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those generally available to the Bank's customers. All outstanding loans to executive officers and directors comply with such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

              PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Crowe, Chizek as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Crowe, Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Crowe, Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe, Chizek required by Independence Standards Board Standard No. 1. The Audit Committee determined that the provision by Crowe, Chizek of the services discussed in the Section ALL OTHER FEES included below is compatible with maintaining Crowe, Chizek's independence. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Crowe, Chizek also discussed with the Audit Committee the independence of Crowe, Chizek from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe, Chizek included the following:

      o Crowe, Chizek's responsibilities in accordance with generally accepted auditing standards
      o     The initial selection of, and whether
            there were any changes in, significant accounting policies or their application
      o     Management's judgments and accounting estimates
      o     Whether there were
            any significant audit adjustments
      o     Whether there were any
            disagreements with management
      o     Whether there was any consultation
            with other accountants
      o Whether there were any major issues discussed with management prior to Crowe, Chizek's retention
      o Whether Crowe, Chizek encountered any difficulties in performing the audit
      o Crowe, Chizek's judgments about the quality of the Company's accounting principles

      o Crowe, Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Crowe, Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001, to be filed with the SEC.

NEAL J. CALDWELL
CHARLES H. DURMIS
ROBERT D. MAUCH
DOUGLAS L. RANDLES

AUDIT FEES

         During the fiscal year ended June 30, 2001, Crowe, Chizek billed the Company $46,500 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the 2001 fiscal year, the Company did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

ALL OTHER FEES

         During fiscal year 2001, Crowe, Chizek billed the Company $8,875 in fees for services rendered by Crowe, Chizek for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         In order for a shareholder proposal to be eligible to be included in the proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders, the proposal must be received by the Company no later than May 9, 2002. If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders but the Company does not receive notice of the proposal until after May 9, 2002, the Company is not required to include the proposal in the proxy statement or form of proxy. If the shareholder gives notice of such a proposal to the Company before July 23, 2002, however, and the Company does not address the proposal in the proxy statement, the Company's management proxies for the 2002 Annual Meeting will not confer discretionary authority to vote upon the proposal. If the Company does not have notice of such a proposal before July 23, 2002, the Company's management proxies will confer discretionary authority to vote upon the proposal without addressing the proposal in the proxy statement.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                        By Order of the Board of Directors


Coshocton, Ohio                         Robert C. Hamilton
August 30, 2001                         Chairman

                                    EXHIBIT A
                                    ---------

                         HOME LOAN FINANCIAL CORPORATION
                           THE HOME LOAN SAVINGS BANK

                             AUDIT COMMITTEE CHARTER
                                   MAY 9, 2000

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member. All members of the Committee shall have a working familiarity with the basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

1. CHARTER REVIEW. Review and update this Charter periodically, at least annually, as conditions dictate.

2. MEETINGS. The committee shall meet as circumstances dictate. As part of its job, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the committee believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with any governmental reporting and 10-Q filings with the Securities and Exchange Commission.

3. INDEPENDENT ACCOUNTANTS. The Committee shall recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. In addition, it shall review the performance of the independent accountants and approve any proposed discharge of the accountants when circumstances warrant.

DUTIES

1. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

2. The Committee shall review any significant disagreement among management and independent accountants in connection with the preparation of financial statements.

3. The Committee, with input from the independent accountants and financial Management, shall determine the appropriate time frame as to institution size, number of employees and diversification of the business, to establish an internal audit program for the institution, including setting the employment requirements for an internal auditor.

4. The Committee shall review accounting and financial human resources and succession planning within the company.

5. The Committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters from each committee meeting with the board of directors.

6. The Committee may investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. It may also perform any other activity consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        HOME LOAN FINANCIAL CORPORATION.

                         HOME LOAN FINANCIAL CORPORATION
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 9, 2001

      The undersigned shareholder of Home Loan Financial Corporation ("HLFC") hereby constitutes and appoints Robert C. Hamilton and Neal J. Caldwell, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HLFC to be held at the main office of HLFC, 401 Main Street, Coshocton, Ohio 43812, on October 9, 2001, at 4:30 p.m. local time (the "Annual Meeting"), all of the shares of HLFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    The election of five directors for terms expiring in 2002:

           FOR all nominees                       WITHHOLD authority to
     [ ]   listed below                    [ ]    Vote for all nominees
           (except as marked to the               Listed below:
              contrary below):

             Neal J. Caldwell Charles H. Durmis Robert C. Hamilton
                       Robert D. Mauch Douglas L. Randles

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).


-----------------------------------------------------------------------
         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

2. The ratification of the selection of Crowe, Chizek and Company LLP as the auditors of HLFC for the current fiscal year.


        [ ]     FOR            [ ]     AGAINST            [ ]     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2001 Annual Meeting of Shareholders of HLFC and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



----------------------------                ------------------------------
Signature                                            Signature


----------------------------                ------------------------------
Print or Type Name                                   Print or Type Name


Dated: ---------------------                Dated: -----------------------


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.